Exhibit 99.B(16)

POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Todd Modic, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

REGISTRANT	1933 ACT SEC FILING #	1940 ACT SEC FILING #
ING Investors Trust	33-23512	811-5629
ING Partners, Inc.	333-32575	811-08319
ING Equity Trust	333-56881	811-8817
ING Funds Trust	333-59745	811-8895
ING Global Equity Dividend and Premium Opportunity Fund	333-114333	811-21553
ING Investment Funds, Inc.	002-34552	811-1939
ING Mayflower Trust	33-67852	811-7978
ING Mutual Funds	33-56094	811-7428
ING Variable Insurance Trust	333-83071	811-9477
ING Variable Products Trust	33-73140	811-8220
ING VP Emerging Markets Fund, Inc.	33-73520	811-8250
ING VP Natural Resources Trust	33-26116	811-5710
USLICO Series Fund	33-20957	811-05451
ING Prime Rate Trust	333-68239 (5 mil)	811-5410
	333-61831 (25 mil)	811-5410
ING Senior Income Fund	333-54910	811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of July 29, 2005.

/s/ David W.C. Putnam
David W.C. Putnam, Director/Trustee

POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Todd Modic, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

REGISTRANT	1933 ACT SEC FILING #	1940 ACT SEC FILING #
ING Investors Trust	33-23512	811-5629
ING Partners, Inc.	333-32575	811-08319
ING Equity Trust	333-56881	811-8817
ING Funds Trust	333-59745	811-8895
ING Global Equity Dividend and Premium Opportunity Fund	333-114333	811-21553
ING Investment Funds, Inc.	002-34552	811-1939
ING Mayflower Trust	33-67852	811-7978
ING Mutual Funds	33-56094	811-7428
ING Variable Insurance Trust	333-83071	811-9477
ING Variable Products Trust	33-73140	811-8220
ING VP Emerging Markets Fund, Inc.	33-73520	811-8250
ING VP Natural Resources Trust	33-26116	811-5710
USLICO Series Fund	33-20957	811-05451
ING Prime Rate Trust	333-68239 (5 mil)	811-5410
	333-61831 (25 mil)	811-5410
ING Senior Income Fund	333-54910	811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of July 29, 2005.

/s/ J. Michael Earley
J. Michael Earley, Director/Trustee

POWER OF ATTORNEY

I, the undersigned Chairman and Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Todd Modic, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

REGISTRANT	1933 ACT SEC FILING #	1940 ACT SEC FILING #
ING Investors Trust	33-23512	811-5629
ING Partners, Inc.	333-32575	811-08319
ING Equity Trust	333-56881	811-8817
ING Funds Trust	333-59745	811-8895
ING Global Equity Dividend and Premium Opportunity Fund	333-114333	811-21553
ING Investment Funds, Inc.	002-34552	811-1939
ING Mayflower Trust	33-67852	811-7978
ING Mutual Funds	33-56094	811-7428
ING Variable Insurance Trust	333-83071	811-9477
ING Variable Products Trust	33-73140	811-8220
ING VP Emerging Markets Fund, Inc.	33-73520	811-8250
ING VP Natural Resources Trust	33-26116	811-5710
USLICO Series Fund	33-20957	811-05451
ING Prime Rate Trust	333-68239 (5 mil)	811-5410
	333-61831 (25 mil)	811-5410
ING Senior Income Fund	333-54910	811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of July 29, 2005.

/s/ Jock Patton
Jock Patton, Chairman, Director/Trustee

POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Todd Modic, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

REGISTRANT	1933 ACT SEC FILING #	1940 ACT SEC FILING #
ING Investors Trust	33-23512	811-5629
ING Partners, Inc.	333-32575	811-08319
ING Equity Trust	333-56881	811-8817
ING Funds Trust	333-59745	811-8895
ING Global Equity Dividend and Premium Opportunity Fund	333-114333	811-21553
ING Investment Funds, Inc.	002-34552	811-1939
ING Mayflower Trust	33-67852	811-7978
ING Mutual Funds	33-56094	811-7428
ING Variable Insurance Trust	333-83071	811-9477
ING Variable Products Trust	33-73140	811-8220
ING VP Emerging Markets Fund, Inc.	33-73520	811-8250
ING VP Natural Resources Trust	33-26116	811-5710
USLICO Series Fund	33-20957	811-05451
ING Prime Rate Trust	333-68239 (5 mil)	811-5410
	333-61831 (25 mil)	811-5410
ING Senior Income Fund	333-54910	811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of July 29, 2005.

/s/ John G. Turner
John G. Turner, Director/Trustee

POWER OF ATTORNEY

I, the undersigned Officer, constitute and appoint Huey P. Falgout, Jr., Jeffrey S. Puretz, Theresa K. Kelety and James M. Hennessy, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

REGISTRANT	1933 ACT SEC FILING #	1940 ACT SEC FILING #
ING Investors Trust	33-23512	811-5629
ING Partners, Inc.	333-32575	811-08319
ING Equity Trust	333-56881	811-8817
ING Funds Trust	333-59745	811-8895
ING Global Equity Dividend and Premium Opportunity Fund	333-114333	811-21553
ING Investment Funds, Inc.	002-34552	811-1939
ING Mayflower Trust	33-67852	811-7978
ING Mutual Funds	33-56094	811-7428
ING Variable Insurance Trust	333-83071	811-9477
ING Variable Products Trust	33-73140	811-8220
ING VP Emerging Markets Fund, Inc.	33-73520	811-8250
ING VP Natural Resources Trust	33-26116	811-5710
USLICO Series Fund	33-20957	811-05451
ING Prime Rate Trust	333-68239 (5 mil)	811-5410
	333-61831 (25 mil)	811-5410
ING Senior Income Fund	333-54910	811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of July 29, 2005.

/s/ Todd Modic
Todd Modic
Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary

POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Todd Modic, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

REGISTRANT	1933 ACT SEC FILING #	1940 ACT SEC FILING #
ING Investors Trust	33-23512	811-5629
ING Partners, Inc.	333-32575	811-08319
ING Equity Trust	333-56881	811-8817
ING Funds Trust	333-59745	811-8895
ING Global Equity Dividend and Premium Opportunity Fund	333-114333	811-21553
ING Investment Funds, Inc.	002-34552	811-1939
ING Mayflower Trust	33-67852	811-7978
ING Mutual Funds	33-56094	811-7428
ING Variable Insurance Trust	333-83071	811-9477
ING Variable Products Trust	33-73140	811-8220
ING VP Emerging Markets Fund, Inc.	33-73520	811-8250
ING VP Natural Resources Trust	33-26116	811-5710
USLICO Series Fund	33-20957	811-05451
ING Prime Rate Trust	333-68239 (5 mil)	811-5410
	333-61831 (25 mil)	811-5410
ING Senior Income Fund	333-54910	811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of July 29, 2005.

/s/ R. Barbara Gitenstein
R. Barbara Gitenstein, Director/Trustee

POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Todd Modic, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

REGISTRANT	1933 ACT SEC FILING #	1940 ACT SEC FILING #
ING Investors Trust	33-23512	811-5629
ING Partners, Inc.	333-32575	811-08319
ING Equity Trust	333-56881	811-8817
ING Funds Trust	333-59745	811-8895
ING Global Equity Dividend and Premium Opportunity Fund	333-114333	811-21553
ING Investment Funds, Inc.	002-34552	811-1939
ING Mayflower Trust	33-67852	811-7978
ING Mutual Funds	33-56094	811-7428
ING Variable Insurance Trust	333-83071	811-9477
ING Variable Products Trust	33-73140	811-8220
ING VP Emerging Markets Fund, Inc.	33-73520	811-8250
ING VP Natural Resources Trust	33-26116	811-5710
USLICO Series Fund	33-20957	811-05451
ING Prime Rate Trust	333-68239 (5 mil)	811-5410
	333-61831 (25 mil)	811-5410
ING Senior Income Fund	333-54910	811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of July 29, 2005.

/s/ Roger B. Vincent
Roger B. Vincent, Director/Trustee

POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Todd Modic, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

REGISTRANT	1933 ACT SEC FILING #	1940 ACT SEC FILING #
ING Investors Trust	33-23512	811-5629
ING Partners, Inc.	333-32575	811-08319
ING Equity Trust	333-56881	811-8817
ING Funds Trust	333-59745	811-8895
ING Global Equity Dividend and Premium Opportunity Fund	333-114333	811-21553
ING Investment Funds, Inc.	002-34552	811-1939
ING Mayflower Trust	33-67852	811-7978
ING Mutual Funds	33-56094	811-7428
ING Variable Insurance Trust	333-83071	811-9477
ING Variable Products Trust	33-73140	811-8220
ING VP Emerging Markets Fund, Inc.	33-73520	811-8250
ING VP Natural Resources Trust	33-26116	811-5710
USLICO Series Fund	33-20957	811-05451
ING Prime Rate Trust	333-68239 (5 mil)	811-5410
	333-61831 (25 mil)	811-5410
ING Senior Income Fund	333-54910	811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of July 29, 2005.

/s/ Walter H. May
Walter H. May, Director/Trustee

POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Todd Modic, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

REGISTRANT	1933 ACT SEC FILING #	1940 ACT SEC FILING #
ING Investors Trust	33-23512	811-5629
ING Partners, Inc.	333-32575	811-08319
ING Equity Trust	333-56881	811-8817
ING Funds Trust	333-59745	811-8895
ING Global Equity Dividend and Premium Opportunity Fund	333-114333	811-21553
ING Investment Funds, Inc.	002-34552	811-1939
ING Mayflower Trust	33-67852	811-7978
ING Mutual Funds	33-56094	811-7428
ING Variable Insurance Trust	333-83071	811-9477
ING Variable Products Trust	33-73140	811-8220
ING VP Emerging Markets Fund, Inc.	33-73520	811-8250
ING VP Natural Resources Trust	33-26116	811-5710
USLICO Series Fund	33-20957	811-05451
ING Prime Rate Trust	333-68239 (5 mil)	811-5410
	333-61831 (25 mil)	811-5410
ING Senior Income Fund	333-54910	811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of July 29, 2005.

/s/ John V. Boyer
John V. Boyer, Director/Trustee

POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Todd Modic, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

REGISTRANT	1933 ACT SEC FILING #	1940 ACT SEC FILING #
ING Investors Trust	33-23512	811-5629
ING Partners, Inc.	333-32575	811-08319
ING Equity Trust	333-56881	811-8817
ING Funds Trust	333-59745	811-8895
ING Global Equity Dividend and Premium Opportunity Fund	333-114333	811-21553
ING Investment Funds, Inc.	002-34552	811-1939
ING Mayflower Trust	33-67852	811-7978
ING Mutual Funds	33-56094	811-7428
ING Variable Insurance Trust	333-83071	811-9477
ING Variable Products Trust	33-73140	811-8220
ING VP Emerging Markets Fund, Inc.	33-73520	811-8250
ING VP Natural Resources Trust	33-26116	811-5710
USLICO Series Fund	33-20957	811-05451
ING Prime Rate Trust	333-68239 (5 mil)	811-5410
	333-61831 (25 mil)	811-5410
ING Senior Income Fund	333-54910	811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of July 29, 2005.

/s/ Patrick W. Kenny
Patrick W. Kenny, Director/Trustee

POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Todd Modic, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

REGISTRANT	1933 ACT SEC FILING #	1940 ACT SEC FILING #
ING Investors Trust	33-23512	811-5629
ING Partners, Inc.	333-32575	811-08319
ING Equity Trust	333-56881	811-8817
ING Funds Trust	333-59745	811-08895
ING Investment Funds, Inc.	002-34552	811-1939
ING Mayflower Trust	33-67852	811-7978
ING Mutual Funds	33-56094	811-7428
ING Variable Insurance Trust	333-83071	811-9477
ING Variable Products Trust	33-73140	811-8220
ING VP Emerging Markets Fund, Inc.	33-73520	811-8250
ING VP Natural Resources Trust	33-26116	811-5710
USLICO Series Fund	33-20957	811-05451
ING Prime Rate Trust	333-68239 (5 mil)	811-5410
	333-61831 (25 mil)	811-5410
ING Senior Income Fund	333-54910	811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of January 19, 2006.

/s/ Sheryl K. Pressler
Sheryl K. Pressler, Director/Trustee

POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Todd Modic, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

REGISTRANT	1933 ACT SEC FILING #	1940 ACT SEC FILING #
ING Investors Trust	33-23512	811-5629
ING Partners, Inc.	333-32575	811-08319
ING Equity Trust	333-56881	811-8817
ING Funds Trust	333-59745	811-08895
ING Investment Funds, Inc.	002-34552	811-1939
ING Mayflower Trust	33-67852	811-7978
ING Mutual Funds	33-56094	811-7428
ING Variable Insurance Trust	333-83071	811-9477
ING Variable Products Trust	33-73140	811-8220
ING VP Emerging Markets Fund, Inc.	33-73520	811-8250
ING VP Natural Resources Trust	33-26116	811-5710
USLICO Series Fund	33-20957	811-05451
ING Prime Rate Trust	333-68239 (5 mil)	811-5410
	333-61831 (25 mil)	811-5410
ING Senior Income Fund	333-54910	811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of January 19, 2006.

/s/ Patricia W. Chadwick
Patricia W. Chadwick, Director/Trustee

POWER OF ATTORNEY

I, the undersigned Officer and Trustee, constitute and appoint Huey P. Falgout, Jr., Jeffrey S. Puretz, Theresa K. Kelety and Todd Modic, and each of them individually, the true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

REGISTRANT	1933 ACT SEC FILING #	1940 ACT SEC FILING #
ING Investors Trust	33-23512	811-5629
ING Partners, Inc.	333-32575	811-08319
ING Equity Trust	333-56881	811-8817
ING Funds Trust	333-59745	811-8895
ING Global Advantage and Premium Opportunity Fund	333-126570	811-21786
ING Global Equity Dividend and Premium Opportunity Fund	333-114333	811-21553
ING Investment Funds, Inc.	002-34552	811-1939
ING Mayflower Trust	33-67852	811-7978
ING Mutual Funds	33-56094	811-7428
ING Risk Managed Natural Resources Fund	333-136495	811-21938
333-138186
ING Variable Insurance Trust	333-83071	811-9477
ING Variable Products Trust	33-73140	811-8220
ING VP Natural Resources Trust	33-26116	811-5710
USLICO Series Fund	33-20957	811-05451
ING Prime Rate Trust	333-68239 (5 mil)	811-5410
	333-61831 (25 mil)	811-5410
ING Senior Income Fund	333-54910	811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of November 9, 2006.

/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer
Trustee
ING Global Advantage and Premium Opportunity Fund; ING Global Equity
Dividend and Premium Opportunity Fund, ING Prime Rate Trust and ING
Risk Managed Natural Resources Fund